Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions
Acquisitions

2013 Acquisition

On July 31, 2013 the Company acquired 100% of the shares of two companies which were commonly owned, Jet Cooper Ltd., a design studio focused on user experience and website design, and Atatomic Inc., a firm of mobile application developers, in a combined purchase transaction for total consideration on closing of $1,232, consisting of cash in the amount of $828 and 96,479 common shares with a fair value of $404 determined at the date of acquisition.
The acquisition also established an escrow agreement upon which additional cash payments of C$468 were restricted and 289,435 of additional common shares were transferred to an escrow agent. The restrictions on the cash were lifted on July 31, 2014. The restricted common shares vest evenly, on a month-by-month basis over a period of three years ending on July 31, 2016. Both the cash payment and restricted common shares are contingent on the sellers’ continued employment and were therefore considered post business combination services and are accounted for as compensation expense and not part of purchase accounting.
During the years ended December 31, 2015, 2014, and 2013, nil, C$280 and C$188, respectively, of the restricted cash was released from escrow and 82,697 shares with a fair value of $345, 118,301 shares with a fair value of $493, and 40,200 restricted shares with a fair value of $168, respectively, were earned and have been recognized as compensation expense in the Consolidated Statements of Operations.
The Company did not complete any acquisitions during the years ended December 31, 2015 and December 31, 2014.